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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                             ----------------------



                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                              --------------------



         Date Of Report (Date Of Earliest Event Reported): JUNE 21, 2002


                                VERITAS DGC INC.
             (Exact Name of Registrant as Specified in its Charter)


          DELAWARE                     001-7427              76-0343152
(State or Other Jurisdiction)        (Commission           (I.R.S. Employer
                                      File No.)           Identification No.)

                                 10300 TOWN PARK
                              HOUSTON, TEXAS 77072
               (Address of Principal Executive Offices) (Zip Code)


                                  832-351-8300
              (Registrant's Telephone Number, Including Area Code)



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ITEM 5.  OTHER EVENTS

         On June 21, 2002 Veritas DGC Inc. and Petroleum Geo-Services ASA entered into an amendment to the Agreement and Plan of Merger and Exchange Agreement dated as of November 26, 2001, among PGS, Veritas, Venus I, Venus Holdco Inc. and Venus Mergerco Inc. A copy of the amendment is filed as Exhibit
2.1 hereto and is incorporated herein by reference. The text of a joint press release issued by PGS and Veritas regarding the amendment is filed herewith as
Exhibit 99.1 and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      EXHIBITS


EXHIBIT NO.        DESCRIPTION
----------         -----------
   2.1             First Amendment to the Agreement and Plan of Merger and
                   Exchange Agreement, dated as of June 21, 2002, among
                   Petroleum Geo-Services ASA, Veritas DGC Inc., Venus I, Venus
                   Holdco Inc., Venus Mergerco Inc., Neptune I, Inc., Neptune
                   Holdco LLC and Neptune Mergerco Inc. (including as Exhibit A the form of Memorandum of Association and as Exhibit B the form of Articles of Association of the Cayman Islands holding company).

  99.1             Press release of PGS and Veritas issued June 21, 2002.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       VERITAS DGC INC.
                                       (Registrant)



                                               /s/ Matthew D. Fitzgerald
                                       -----------------------------------------
                                                  Matthew D. Fitzgerald
                                       Executive Vice President, Chief Financial
                                                  Officer and Treasurer




Date:  June 24, 2002


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                                  EXHIBIT INDEX

EXHIBIT NO.        DESCRIPTION
----------         -----------
   2.1             First Amendment to the Agreement and Plan of Merger and
                   Exchange Agreement, dated as of June 21, 2002, among
                   Petroleum Geo-Services ASA, Veritas DGC Inc., Venus I, Venus
                   Holdco Inc., Venus Mergerco Inc., Neptune I, Inc., Neptune
                   Holdco LLC and Neptune Mergerco Inc. (including as Exhibit A the form of Memorandum of Association and as Exhibit B the form of Articles of Association of the Cayman Islands holding company).

  99.1             Press release of PGS and Veritas issued June 21, 2002.